UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2012

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On September 20, 2012, Cheniere Energy Partners, L.P. (the “Partnership”), Cheniere Energy Partners, GP, LLC and Cheniere Energy Investments, LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”), providing for the offer and sale in an underwritten offering of 8,000,000 common units representing limited partner interests in the Partnership (the “Common Units”) at a price to the Underwriters of $24.255 per Common Unit (the “Public Offering”). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a thirty-day option to purchase up to an aggregate of 1,200,000 additional Common Units to cover any over-allotments.
The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this report and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On September 25, 2012, the Partnership issued a press release announcing the closing of the Public Offering. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
1.1*	Underwriting Agreement dated September 20, 2012.
5.1*	Opinion of Andrews Kurth LLP.
8.1*	Opinion of Andrews Kurth LLP relating to tax matters.
23.1	Consent of Andrews Kurth LLP (included in its opinions filed as Exhibits 5.1 and 8.1 hereto).
99.1**	Press release dated September 25, 2012.
________________
*    Filed herewith
**    Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

Date: September 25, 2012	By:	CHENIERE ENERGY PARTNERS GP, LLC,
its general partner

	By:	/s/ Meg A. Gentle
	Name:	Meg. A. Gentle
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Underwriting Agreement dated September 20, 2012.
5.1*	Opinion of Andrews Kurth LLP.
8.1*	Opinion of Andrews Kurth LLP relating to tax matters.
23.1	Consent of Andrews Kurth LLP (included in its opinions filed as Exhibits 5.1 and 8.1 hereto).
99.1**	Press release dated September 25, 2012.
________________
*    Filed herewith
**    Furnished herewith